UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Net Element, Inc.

(Name of Registrant as Specified In Its Charter)

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NET ELEMENT, INC.

3363 NE 163rd Street, Suite 705

North Miami Beach, Florida 33160

Notice of Annual Meeting of Shareholders

to be held on June 13, 2016

EXPLANATORY NOTE

Please note that we previously scheduled the Annual Meeting for May 19, 2016, and you may have accessed online a Notice of Annual Meeting, accompanying Proxy Statement and related proxy card in connection with this earlier scheduled Annual Meeting (collectively, the “Prior Filing”).

This definitive Notice of Annual Meeting, accompanying Proxy Statement and related proxy card (collectively, this “Filing”) hereby replaces and supersedes the Prior Filing in its entirety.

Because by this Filing, we are rescheduling the Annual Meeting to June 13, 2016.

The Board of Directors has fixed April 15, 2016 as the new record date for the determination of shareholders entitled to vote at the Annual Meeting.

IF YOU PREVIOUSLY SUBMITTED A PROXY CARD OR SUBMITTED VOTING INSTRUCTIONS FOR THE INITIALLY SCHEDULED MAY 19, 2016 ANNUAL MEETING, YOUR PREVIOUSLY SUBMITTED PROXY OR VOTING INSTRUCTIONS WILL NOT BE VALID FOR THE RESCHEDULED ANNUAL MEETING. A NEW PROXY CARD IS BEING DISTRIBUTED TO STOCKHOLDERS OF RECORD WITH THIS FILING. IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD OR SUBMITTED VOTING INSTRUCTIONS FOR THE INITIALLY SCHEDULED MAY 19, 2016 ANNUAL MEETING, YOU MUST SUBMIT THE NEW PROXY CARD (DISTRIBUTED TO STOCKHOLDERS OF RECORD WITH THIS FILING) OR NEW VOTING INSTRUCTIONS.

To Our Shareholders:

The 2016 annual meeting of shareholders of Net Element, Inc. (the “Company”) will be held on June 13, 2016, 11:00 am, local time, at the Company’s offices located at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, for the following purposes:

1.	To elect six directors of the Company, four of whom shall be independent directors as defined by applicable rules, to serve for a one-year term expiring in 2017.

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase authorized common stock, par value $0.0001 per share (the “Common Stock”) to 400 million shares.

3.	To approve an amendment to the Company’s 2013 Equity Incentive Plan, as amended (the “Plan”), to (a) increase the number of shares of the Company’s common stock available for issuance thereunder to 22,610,000 shares of the Company’s common stock, which represents approximately 20% of our issued and outstanding common stock; (b) increase the limitation on individual grants of (i) Options or Stock Appreciation Rights (each as defined in the Plan) during any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Internal Revenue Code of 1986 (as amended) (the “Code”) with respect to more than 5,000,000 shares of Company common stock or (ii) Restricted Shares, Performance Units and/or Performance Shares (each as defined in the Plan) in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares of the Company common stock with respect to more than 5,000,000 shares of Company common stock; and (c) add a new Section 2.3 to the Plan to establish the maximum dollar value of awards granted under the Plan to any one non-employee director during any 12-month period to not exceed $200,000.

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4.	To approve the issuance by the Company of restricted shares of Common Stock and options to purchase restricted shares of Common Stock (including restricted shares of Common Stock issuable upon the exercise of such options) issuable pursuant to the terms of that certain Second Additional Letter Agreement, dated January 21, 2016, as amended, by and between the Company and Kenges Rakishev, an accredited investor and a director of the Company, as required by and in accordance with NASDAQ Listing Rule 5635.

5.	To approve the issuance by the Company of 5,791,717 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer, in lieu of and in satisfaction of accrued and unpaid compensation due to him in the amount of $1,042,509, as required by and in accordance with NASDAQ Listing Rule 5635.

6.	To approve the issuance by the Company of 3,750,000 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.

7.	To approve the issuance by the Company of 1,000,000 restricted shares of Common Stock to the Company’s Chief Legal Officer, Steven Wolberg as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.

8.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

9.	To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

The Board of Directors has fixed April 15, 2016 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting or any postponement or adjournment thereof.

If you elected to receive our annual report and proxy statement electronically over the Internet you will not receive a paper proxy card. The annual report and proxy statement are available at http://www.cstproxy.com/netelement/2016.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to vote by electronic access, phone or mail.

By Order of the Board of Directors.

Oleg Firer
Chief Executive Officer

North Miami Beach, Florida
April 25, 2016

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NET ELEMENT, INC.

3363 NE 163rd Street, Suite 705

North Miami Beach, Florida 33160

PROXY STATEMENT

INTRODUCTION

General

Net Element, Inc. (the "Company," "we," "us," or "our") is a Delaware corporation with its principal executive offices located at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160. The Company's telephone number is (305) 507-8808. Unless you elected to receive printed copies of the proxy materials in prior years, you will receive a Notice of Internet Availability of Proxy Materials by mail (the “Internet Notice”). The Internet Notice will tell you how to access and review the proxy materials. If you received an Internet Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions included on the Internet Notice. The Internet Notice is first being sent to shareholders on or about April 29, 2016. The proxy statement and the form of proxy relating to the annual meeting are first being made available to shareholders on or about April 29, 2016.

The 2016 annual meeting of shareholders will be held on June 13, 2016, at 11:00 am, local time, at the Company’s offices located at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160.

We are paying the cost of this solicitation. In addition to solicitation by mail, proxies may be solicited in person or by telephone, e-mail, facsimile or other means by our officers or regular employees, without paying them any additional compensation or remuneration. Arrangements have also been made with brokers, dealers, banks, voting trustees and other custodians, nominees and fiduciaries to forward proxy materials and annual reports to the beneficial owners of the shares held of record by such persons, and we will, upon request, reimburse them for their reasonable expenses in so doing.

A copy of our annual report for the fiscal year ended December 31, 2015 (which includes our audited financial statements for the two fiscal years ended December 31, 2015) is accessible via the Internet at our web site (http://www.netelement.com), and copies of the annual report will be provided to any shareholder promptly upon request. Such annual report is not, however, incorporated into this proxy statement and it is not to be deemed a part of the proxy soliciting material.

Purpose of the Annual Meeting

The following matters are being submitted for a vote at the annual meeting

1.	To elect six directors of the Company, four of whom shall be independent directors as defined by applicable rules, to serve for a one-year term expiring in 2017.

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase authorized common stock, par value $0.0001 per share (the “Common Stock”), to 400 million shares.

3.	To approve an amendment to the Company’s 2013 Equity Incentive Plan, as amended (the “Plan”), to (a) increase the number of shares of the Company’s common stock available for issuance thereunder to 22,610,000 shares of the Company’s common stock, which represents approximately 20% of our issued and outstanding common stock; (b) increase the limitation on individual grants of (i) Options or Stock Appreciation Rights (each as defined in the Plan) during any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Internal Revenue Code of 1986 (as amended) (the “Code”) with respect to more than 5,000,000 shares of Company common stock or (ii) Restricted Shares, Performance Units and/or Performance Shares (each as defined in the Plan) in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares of the Company common stock with respect to more than 5,000,000 shares of Company common stock; and (c) add a new Section 2.3 to the Plan to establish the maximum dollar value of awards granted under the Plan to any one non-employee director during any 12-month period to not exceed $200,000.

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4.	To approve the issuance by the Company of restricted shares of Common Stock and options to purchase restricted shares of Common Stock (including restricted shares of Common Stock issuable upon the exercise of such options) issuable pursuant to the terms of that certain Second Additional Letter Agreement, dated January 21, 2016, as amended (the “Second Letter Agreement”), by and between the Company and Kenges Rakishev, an accredited investor and a director of the Company, as required by and in accordance with NASDAQ Listing Rule 5635.

5.	To approve the issuance by the Company of 5,791,717 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer, in lieu of and in satisfaction of accrued and unpaid compensation due to him in the amount of $1,042,509, as required by and in accordance with NASDAQ Listing Rule 5635.

6.	To approve the issuance by the Company of 3,750,000 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.

7.	To approve the issuance by the Company of 1,000,000 restricted shares of Common Stock to the Company’s Chief Legal Officer, Steven Wolberg as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.

8.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

9.	To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Voting Procedures

Proxies in the form attached, if properly executed and received in time for voting and not revoked, will be voted as directed in accordance with the instructions on the form.

In voting by proxy with regard to the election of six directors to serve until the 2017 annual meeting of shareholders, shareholders may vote in favor of all nominees or withhold their votes as to all or any specific nominees.

In voting by proxy in regard to (i) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase authorized common stock to 400 million shares, (ii) the approval of an amendment to the Plan, to (a) increase the number of shares of the Company’s common stock available for issuance thereunder to 22,610,000 shares of the Company’s common stock, which represents approximately 20% of our issued and outstanding common stock; (b) increase the limitation on individual grants of (1) Options or Stock Appreciation Rights during any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code with respect to more than 5,000,000 shares of Company common stock or (2) Restricted Shares, Performance Units and/or Performance Shares in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares of Company common stock with respect to more than 5,000,000 shares of Company common stock; and (c) add a new Section 2.3 to the Plan to establish the maximum dollar value of awards granted under the Plan to any one non-employee director during any 12-month period to not exceed $200,000, (iii) the approval of the issuance of Common Stock pursuant to the Second Letter Agreement, (iv) the approval of the issuance of 5,791,717 restricted shares of Common Stock to Oleg Firer in lieu of and in satisfaction of accrued and unpaid compensation due to him, (v) the approval of the issuance of 3,750,000 restricted shares of Common Stock to Oleg Firer as a performance bonus, (vi) the approval of the issuance of 1,000,000 restricted shares of Common Stock to Steven Wolberg as a performance bonus and (vii) the compensation of the Company’s named executive officers, shareholders may vote for or against or abstain from voting. Any properly executed and timely received proxy not so directing or instructing to the contrary will be voted (i) FOR each of the Company's director nominees, (ii) FOR approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase authorized common stock to 400 million shares, (iii) FOR approval of an amendment to the Company’s 2013 Equity Incentive Plan to (a) increase the number of shares of the Company’s common stock available for issuance thereunder to 22,610,000 shares of the Company’s common stock, which represents approximately 20% of our issued and outstanding common stock; (b) increase the limitation on individual grants of (1) Options or Stock Appreciation Rights during any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code with respect to more than 5,000,000 shares of Company common stock or (2) Restricted Shares, Performance Units and/or Performance Shares in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares of the Company common stock with respect to more than 5,000,000 shares of Company common stock; and (c) add a new Section 2.3 to the Plan to establish the maximum dollar value of awards granted under the Plan to any one non-employee director during any 12-month period to not exceed $200,000, (iv) FOR the issuance of restricted shares of Common Stock and options to purchase restricted shares of the Company’s common stock (including restricted shares of Common Stock issuable upon the exercise of such options) pursuant to the Second Letter Agreement, (v) FOR the issuance of 5,791,717 restricted shares of Common Stock to Oleg Firer in lieu of and in satisfaction of accrued and unpaid compensation due to him, (vi) FOR the approval of the issuance of 3,750,000 restricted shares of Common Stock to Oleg Firer as a performance bonus, (vii) FOR the approval of the issuance of 1,000,000 restricted shares of Common Stock to Steven Wolberg as a performance bonus and (viii) FOR approval of the compensation of the Company’s named executive officers.

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Please see Proposals 1, 2, 3, 4, 5, 6, 7 and 8 set forth later in this proxy statement. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable.

Any shareholder giving a proxy may revoke it at any time before it is voted at the annual meeting by, among other methods, giving notice of such revocation to the Secretary of the Company, attending the annual meeting and voting in person, or by duly executing and returning a proxy bearing a later date.

We know of no other matters to be presented for action at the annual meeting other than as mentioned. However, if any other matters properly come before the annual meeting in accordance with the bylaws of the Company, the holders of the proxies intend to vote in such manner as they decide in their sole discretion.

Voting Securities

At the close of business on April 15, 2016, the record date for the determination of shareholders entitled to receive notice of, and to vote at, the annual meeting, the Company’s outstanding voting securities consisted of 113,273,897 shares of Common Stock. Holders of Common Stock are entitled to one vote per share.

No Appraisal Rights

The Company’s stockholders do not have any “appraisal” or “dissenters’” rights in connection with any proposal.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors currently includes four nonemployee, independent members – David P. Kelley II, William Healy, Drew Freeman and James Caan. Each of Messrs. Kelley, Healy, Freeman and Caan is an "independent director" as defined under NASDAQ Listing Rule 5605(a)(2). A majority of our Board members are independent directors, as four out of the six members of the Board qualify as independent under the NASDAQ listing standards and the rules of the Securities and Exchange Commission (the "Commission"). No director is considered independent unless the Board affirmatively determines that the director has no material relationship with us (directly, or as a partner, shareholder or officer of an organization that has a relationship with us) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Also, all members of the Board's audit committee, compensation committee and nominating and governance committee are independent directors.

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We expect that, if elected at the annual meeting, the Board will determine that Howard Ash is an independent direct as defined under NASDAQ Listing Rule 5605(a)(2).

Code of Ethics

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees, including our principal executive officer and our principal financial and accounting officer. A copy of our Code of Ethics and Business Conduct has been posted to the "Investors—Corporate Governance" section of our Internet website at http://www.netelement.com/. We will provide a copy of our Code of Ethics and Business Conduct to any person without charge, upon written request to our Secretary, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, fax number (305) 508-5497, e-mail address investors@netelement.com.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The table below contains information regarding the beneficial ownership of our Common Stock as of April 25, 2016 by (i) each person who is known to us to beneficially own more than 5% of our Common Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group. Except as otherwise noted below, each person or entity named in the following table has the sole voting and investment power with respect to all shares of our Common Stock that he, she or it beneficially owns. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Net Element, Inc., 3363 NE 163rd Street, Suite 705, North Miami Beach FL 33160.

Name and address of beneficial owner	Amount and nature of beneficial ownership (number of shares of Common Stock beneficially owned)		Percent of class (1)
Kenges Rakishev c/o SAT & Company 241 Mukanova Street Almaty Kazakhstan 050008	21,986,049	(2)	18.29%
Oleg Firer c/o Net Element, Inc. 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160	8,615,562	(3)	7.42%
Steven Wolberg c/o Net Element, Inc. 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160	1,807,148	(4)	1.59%
James Caan 2791 Hutton Drive Beverly Hills, CA 90210	172,631		0.15%
Jonathan New c/o Net Element, Inc. 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160	391,137	(5)	0.34%
David P. Kelley II 64 Horseshoe Road Darien, CT 06820	60,250	(6)	0.0 5%
William Healy 16W281 83rd Street, Suite B Burr Ridge, IL 60527	1,770,992	(7)	1.55%
Drew Freeman 2542 Nassau Lane Fort Lauderdale. FL 33312	23,750		0.02%
Irina Bukhanova Office 01, 54th Floor, Federation Tower West 12, Presnenskaya emb. Moscow, 123100, Russia	350,983		0.31%
Howard Ash 4233 Sheridan Avenue Miami Beach, Florida 33140	—	(8)	—
All directors and executive officers as a group (10 persons)	35,178,502		29.70%

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(1)	Applicable percentage ownership is based on 113,273,897 shares of Common Stock outstanding as of April 25, 2016 together with securities exercisable or convertible into shares of Common Stock within 60 days of April 25, 2016 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

(2)	All information regarding shares that may be beneficially owned by Kenges Rakishev is based on information disclosed in a Schedule 13D/A filed jointly by Mr. Rakishev and Novatus Holding PTE. Ltd. with the Commission and on the information available to us. Mr. Rakishev was deemed to have beneficial ownership of 21,986,049 shares of Common Stock, including 7,142,857 shares of Common Stock issuable upon exercise of that certain Amended and Restated Option to Purchase Restricted Shares of Common Stock, dated October 7, 2015 (the “Amended Option”). Mr. Rakishev was deemed to have beneficial ownership of 21,986,049 shares of Common Stock consisting of (1) 14,843,192 shares of Common Stock and (2) 7,142,857 shares of Common Stock issuable upon exercise of the Amended Option, and all such shares of Common Stock represent beneficial ownership of approximately 18.3% of the Common Stock, based on (x) 113,045,246 shares of Common Stock issued and outstanding as of March 25, 2016, as disclosed in the Schedule 14A filed by the Issuer with the SEC on April 14, 2016, plus (y) 7,142,857 shares of Common Stock issuable upon exercise of the Amended Option. The foregoing excludes: (I) 4,664,275 shares of Common Stock issuable to Mr. Rakishev pursuant to the Second Additional Letter Agreement dated as of January 21, 2016, as amended on April 14, 2016 (the “Second Additional Agreement”) and (II) 4,664,275 shares of Common Stock issuable upon exercise of the in that certain Form of Option to Purchase Shares of Restricted Common Stock attached to the Second Additional Agreement (the “Second Option”) issuable to Mr. Rakishev pursuant to the Second Investment Agreement, in each case of clauses (I) and (II) above, because Mr. Rakishev does not have the right to acquire such securities within 60 days of April 25, 2016. Assuming that Mr. Rakishev had the right to acquire the shares of Common Stock and Second Option issuable pursuant to the Second Investment Agreement within 60 days of April 25, 2016, Mr. Rakishev would be deemed to have beneficial ownership of 31,314,599 shares of Common Stock.

(3)	All information regarding shares that may be beneficially owned by Oleg Firer is based on information disclosed in a Schedule 13D/A filed jointly by Mr. Firer and Star Equities, LLC. Mr. Firer is deemed to have beneficial ownership of 8,615,562 restricted shares of the Company Common Stock consisting of (i) 2,901,276 restricted shares of Common Stock held directly by Mr. Firer; and (ii) as the sole member of Star Equities, Mr. Firer can be deemed to beneficially own 2,857,143 restricted shares of Company Common Stock and restricted shares of Common Stock issuable upon exercise of that certain amended option to purchase 2,857,143 restricted shares of Common Stock, in each case issued pursuant to the Letter Agreement dated as of September 11, 2015, as modified by that certain Additional Letter Agreement dated as of October 7, 2015, with the Company.

(4)	The shares held directly by Steven Wolberg include 357,143 restricted shares of Common Stock and restricted shares of Common Stock issuable upon exercise of that certain amended option to purchase 357,143 restricted shares of Common Stock, in each case issued pursuant to the Letter Agreement dated as of September 11, 2015, as modified by that certain Additional Letter Agreement dated as of October 7, 2015, with the Company.

(5)	Includes 5,749 shares of Common Stock held by Mr. New’s spouse and 10,749 shares of Common Stock held by Mr. New’s son.

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(6)	Includes 14,000 shares of Common Stock issuable upon exercise of warrants with an exercise price of $7.50 per share and an expiration date of October 2, 2017.

(7)	The shares held directly by William Healy include 714,286 restricted shares of Common Stock and restricted shares of Common Stock issuable upon exercise of that certain amended option to purchase 714,286 restricted shares of Common Stock, in each case issued pursuant to the Letter Agreement dated as of September 11, 2015, as modified by that certain Additional Letter Agreement dated as of October 7, 2015, with the Company.

(8)	Mr. Ash is a nominee for election as a director at the annual meeting and currently owns no shares. He does not currently serve on the Board.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company and their respective ages, and positions with the Company and certain business experience as of April 25, 2016 are set forth below. There are no family relationships among any of the directors or executive officers.

There are no material legal proceedings to which any director or executive officer of the Company, or any associate of any director or executive officer of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Name	Age	Position
Oleg Firer	38	Chief Executive Officer & Director
Steven Wolberg	56	Chief Legal Officer & Secretary
Jonathan New	55	Chief Financial Officer
Kenges Rakishev	36	Chairman
William Healy	51	Director
David P. Kelley II	58	Director
James Caan	76	Director
Drew Freeman	58	Director
Howard Ash	56	Nominee for election as a director at the annual meeting

Each of our directors will hold office until our next annual meeting of shareholders at which directors are elected or until his successor is duly elected and qualified. Executive officers serve at the discretion of the Board of Directors.

Oleg Firer, Chief Executive Officer and Director. Mr. Firer has served as Chief Executive Officer and a director of the Company since April 16, 2013. Previously, Mr. Firer served as Executive Chairman of Unified Payments, LLC from January 2011 until its acquisition by the Company’s subsidiary, TOT Group, Inc., on April 16, 2013. From July 2004 until December 2012, Mr. Firer served as President, Chief Executive Officer and Secretary (and from May 2006 until December 2012 as Treasurer and from May 2008 until December 2012 as Chief Financial Officer) of Acies Corporation, a provider of payment processing solutions to small and medium size merchants across the United States. Mr. Firer also served as a director of Acies Corporation from May 2005 until December 2012. Mr. Firer served as the President of GM Merchant Solution, Inc. (from August 2002) and Managing Partner of GMS Worldwide, LLC (from August 2003) until their assets were acquired by Acies Corporation in June 2004. From November 2002 to December 2003, Mr. Firer served as the Chief Operating Officer of Digital Wireless Universe, Inc. From December 2001 to November 2002, Mr. Firer served as the Managing Partner of CELLCELLCELL, LLC. From March 1998 to December 2001, Mr. Firer served as Vice President of SpeedUS Corp. Mr. Firer studied Computer Science at New York Technical College from 1993 to 1995. Mr. Firer currently serves as a member of Star Capital Management, LLC and Star Equities, LLC, Florida-based investment group. In addition, Mr. Firer serves as a board member of InList, RealConnex and several non-for-profit organizations. The Company believes that Mr. Firer’s leadership roles in various payment processing companies makes him qualified to serve as a director of the Company.

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Steven Wolberg, Chief Legal Officer and Secretary. Mr. Wolberg has been Chief Legal Officer and Secretary of the Company since April 16, 2013. Previously, Mr. Wolberg served in various capacities with Acies Corporation from approximately January 2009 until December 2012, including as a consultant from approximately January 2009 until October 2009, as a director from October 30, 2009 until December 2012 and as Chief Strategy Officer from March 1, 2010 until December 2012. Mr. Wolberg currently operates a solo law practice in Newton, Massachusetts, Attorney Steven Wolberg, which he has operated since January 1997. Mr. Wolberg served as Chief Counsel and Vice President of Corporate Development for Mascot Networks in Cambridge, Massachusetts from January 2000 to September 2001. Since September 1996, Mr. Wolberg has served as president of Oakland Properties, Inc., a real estate development company. From February 1993 to December 1994, Mr. Wolberg served as an attorney in the real estate and corporate divisions of Brown and Rudnick in Boston, Massachusetts. From March 1988 to November 1991, Mr. Wolberg was a partner with the law firm of Jordaan and Wolberg in Johannesburg, South Africa. From January 1986 to February 1988, Mr. Wolberg was employed as an attorney with Goodman and North in Johannesburg, South Africa. Mr. Wolberg also currently owns and serves as the Managing Member of Prime Portfolios, LLC, which holds a private investment portfolio of payment processing companies. Mr. Wolberg received his Bachelor of Arts from the University of Witwatersrand in Johannesburg, South Africa, his Bachelors of Laws from the University of Witwatersrand, in Johannesburg, South Africa, and his Juris Doctorate from the New England School of Law in Boston, Massachusetts. Mr. Wolberg is a member of the Massachusetts Bar Association.

Jonathan New, Chief Financial Officer. Mr. New has been Chief Financial Officer of the Company since October 2, 2012. Mr. New was Chief Financial Officer of the Company’s predecessor, Net Element, from March 10, 2008 until October 2, 2012. From 2001 to 2003, Mr. New was Chief Operating Officer of Ener1, Inc. From 2004 until it was sold in 2006, Mr. New owned and operated Wholesale Salon Furniture Corp.com, which imported and distributed salon equipment. Thereafter, until joining Net Element, Mr. New provided services to public companies on a variety of corporate accounting, reporting and audit related issues. Prior to joining Ener1, Inc. in 2001, Mr. New held finance manager and chief financial officer positions with companies including Häagen-Dazs, Virtacon (a web development company), RAI Credit Corporation (private label credit card company) and Prudential of Florida. Mr. New obtained his BS in Accounting from Florida State University and began his career with Accenture. He is a member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

Kenges Rakishev, Director. Mr. Rakishev has been a director of the Company and Chairman of the Company’s Board of Directors since October 2, 2012. Mr. Rakishev served as a director of the Company’s predecessor, Net Element, from April 23, 2012 until October 2, 2012. Mr. Rakishev is one of the Forbes Top 15 wealthiest, most influential and progressive business leaders of the Republic of Kazakhstan with significant investments in banking, finance, insurance, information technology, oil & gas, mining, manufacturing and retail business sectors worldwide. Mr. Rakishev is a large shareholder and member of the board of the largest bank in Kazakhstan, Kazkommertsbank (KASE: KKGB), with over US$250 billion in total assets, large shareholder and Chairman of SAT & Company (KASE: SATC), a diversified industrial holding, among his numerous other investments.Throughout his career, Kenges has served in several notable positions in the public sector including Vice-President of the Union of Chambers of Commerce of the Republic of Kazakhstan, Vice-President of The Boxing Association of Republic of Kazakhstan and Vice-President of the Asian Boxing Confederation. Mr. Rakishev holds a B.A. (Law) from the Kazakh State Law Academy and a B.A. (International Economics) from the Kazakh Economic University. Mr. Rakishev also has an AMP Diploma from Oxford University. We believe that Mr. Rakishev’s international business leadership and relationships, combined with his extensive knowledge and unique perspectives of global business opportunities, qualifies him to serve as a Director of the Company.

William Healy, Director. Mr. Healy is an accomplished financial services industry veteran with more than 24 years of merchant financing and electronic payments industry experience. Mr. Healy is currently the President of Funds4Growth, a leading investment firm focused on financing of payment service providers in the United States. Since launching Funds4Growth, Mr. Healy has successfully structured and financed in excess of $150 million in merchant base loans. Prior to his tenure at Funds4Growth, Mr. Healy founded MBF Leasing, LLC in November of 2003, where he was responsible for strategic planning along with the financial and operational management of MBF Leasing. Prior to that, Mr. Healy spent 13 years with the CIT Group, Inc., where he was the President of CIT’s Lease Finance Group out of Chicago, Illinois, overseeing more than 150 employees involved in over 225,000 leasing transactions, and in excess of $125 million in merchant base financings. Prior to joining CIT, Mr. Healy held several senior level positions with NewCourt Financial, including Chief Operating Officer of the Specialty Finance Division. He is a graduate of the University of Notre Dame with a Bachelor’s degree in Accounting. We believe that Mr. Healy’s extensive knowledge in the payments industry qualifies him to serve as a director of the Company.

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David P. Kelley II, Director. Mr. Kelley has served as a director of the Company since August 2010. Mr. Kelley is a partner of Zenith Capital Partners, LLC, a private equity firm located in New York, where he has served since 2006, and a founding partner of Andover Partners Strategic Security Solutions, LLC (AP-S3, LLC), a security and intelligence consulting firm, where he has served since December 2009. From 1985 to 1988, Mr. Kelley was a tax lawyer in the law firm of Brown and Wood located in New York. From 1988 to 1991, Mr. Kelley worked at Merrill Lynch in New York, where he was promoted to a Director of the Global Swap Group. From 1991 to 1994, Mr. Kelley was a Managing Director at UBS Securities in New York, in charge of the U.S. Structured Products Group. From 1994 to 1998, Mr. Kelley was a Managing Director and Head of the Global Structured Products Group at Deutsche Bank Securities in New York. From 1998 to 2006, Mr. Kelley was a Managing Director of Integrated Capital Associates, a private equity firm located in New York. Mr. Kelley is currently a Director of the Apex-Guotai Junan Greater China Fund, headquartered in Hong Kong. Mr. Kelley graduated from Emory University with a BA degree in 1979. He graduated with a J.D. degree from Temple University School of Law in 1983, and he received an L.L.M. in Taxation from New York University School of Law in 1985. We believe that Mr. Kelley’s experience as a consultant and member of multiple different oversight bodies, provides him with the necessary skills to be qualified to serve as a director of the Company.

James Caan, Director. Mr. Caan has been a director of the Company since October 2, 2012. Mr. Caan served as a director of the Company’s predecessor, Net Element, from January 1, 2011 until October 2, 2012. Mr. Caan also has been Chairman of the Advisory Board of Openfilm since October 12, 2009. Mr. Caan is an actor and director, having worked in the film and television industries for over 40 years, and he is one of the entertainment industry’s most renowned talents, having starred in over 80 films. We believe that Mr. Caan’s position with Openfilm, as well as his tenure working as an actor and director in the film and television industry, qualifies him to serve as a director of the Company.

Drew J. Freeman, Director. Mr. Freeman is an accomplished industry veteran with more than 30 years of electronic payments industry experience. Mr. Freeman is currently the President of Freeman Consulting, Inc., a payments consulting firm that works with private equity and ISOs. Prior to that, Mr. Freeman served as President of Merchant Data Systems from 2009 to 2013, Group Executive at Chase Paymentech from 2006 to 2007, and Executive Vice President at JP Morgan Chase-First Data JV (Chase Merchant Services) from 2000 to 2006. Mr. Freeman earned a business degree from the University of Miami in 1980. We believe that Mr. Freeman’s extensive knowledge in the payments industry qualifies him to serve as a director of the Company.

Howard Ash, a nominee for election as a Director at the annual meeting.  Mr. Ash is an accomplished executive who served as CEO, COO and CFO to a variety of high profile, international companies, including Israel Export Development Corporation, CITA Americas and BioCard Corp.  Mr. Ash currently serves as Chairman of Claridge Management since 2000.  In addition, Mr. Ash currently serves on the Star Telemed Board, functioning initially as the Liaison to the Cuban Government through the Government of Grenada.  Also, Mr. Ash currently serves as Chairman of Claridge Management since 2000.  Mr. Ash is the only non-UK citizen serving on the Advisory Board of the E2Exchange, the Institute of Entrepreneurs.  Mr. Ash served as Chief Operating Officer of BioCard Corporation from 1997 to 2007.  Mr. Ash served as Chief Operating Officer of CITA Americas, Inc. from 1996 to 1997.  Mr. Ash served as Chief Executive Officer of IEDC Marketing, Inc. from 1992 to 1996.  Mr. Ash held a Financial Planning/Investment position at Abrams, Ash & Associates from 1990 to 1992.  Mr. Ash also has served since 2009 in a senior development and strategic capacity for One Laptop Per Child, a global NGO created to provide educational opportunities for the world's poorest children by providing each child with a rugged, low-cost, low-power, internet connected laptop with content and software designed for collaborative, joyful, self-empowered learning.  Mr. Ash started an interest-free micro-loan society in 1987 that has provided more than $15 million in micro-loans throughout the United States and Israel.  Mr. Ash served as Chairman for the 2009 through 2012 term for the Sturge Weber Foundation, a non-profit organization dedicated to curing this rare but fatal syndrome that affects children.  In 1999, Mr. Ash founded the Circle of Life Resource Center, Inc., a food bank in Miami, Florida that feeds several hundred families per week.  Mr. Ash was an Advisory Board Member to Edge Global Investment Limited which forged a strategic partnership with the Africa Forum, consisting of 37 former Heads of State and Government to pave the way for a new approach on nutrition and food supplements as part of a comprehensive strategy to fight the HIV and AIDS pandemic.  Mr. Ash earned a Bachelor of Commerce degree, with Honors in Accounting and Law from the University of Witwatersrand (South Africa) in 1980.  Mr. Ash earned a Bachelor of Accounting Honors degree from the University of Witwatersrand (South Africa) in 1982.  We believe that Mr. Ash’s extensive experience as a business and finance executive and member of multiple oversight bodies, provides him with the necessary skills to be qualified to serve as a director of the Company.

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Board Leadership Structure

While the Board does not currently have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate, two individuals currently separately serve as Chairman of the Board and Chief Executive Officer of the Company. The Board believes that it should be free to decide from time to time in any manner that is in the best interests of the Company and its shareholders whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate.

Risk Oversight Functions

The Board, in fulfilling its oversight role, focuses on the adequacy of our enterprise-wide risk management policies and procedures. The audit committee has been designated to take the lead in overseeing risk management at the Board level. The audit committee is responsible for discussing guidelines and policies to govern the processes by which risk assessment and management is undertaken and handled, and discussing with management the Company's major financial risk exposures and the steps management takes to monitor and control such exposures. Although the Board's primary risk oversight has been assigned to the audit committee, the full Board also receives information about the most significant risks that the Company faces.

Board Meetings and Committees of the Board

The Board of Directors held two meetings and acted by unanimous written consent in lieu of a meeting seven times during the fiscal year ended December 31, 2015, and the special committee of the Board of Directors acted by unanimous written consent in lieu of a meeting one time during the fiscal year ended December 31, 2015. Other than Mr. Caan, all directors attended 75% or more of the aggregate of the total number of the meetings of the Board of Directors in 2015 and the total number of meetings held by all committees of the Board of Directors on which such directors served in 2015. The Board currently includes four nonemployee, independent members – David P. Kelley II, William Healy, Drew Freeman, and James Caan. Each of Messrs. Kelley, Healy, Freeman, and Caan is an "independent director" as defined under NASDAQ Listing Rule 5605(a)(2). A majority of our Board members are independent directors, as four out of the six members of the Board qualify as independent under the NASDAQ listing standards and the rules of the Commission.

On November 26, 2012, the Board established its audit committee, compensation committee and nominating and governance committee, the composition and responsibilities of which are described below. Each committee operates pursuant to a written charter, which is reviewed each year. All committee charters are available in the "About Us—Corporate Governance" section of our Internet website at http://www.netelement.com/. The audit committee held eleven meetings during the fiscal year ended December 31, 2015 and acted by unanimous written consent in lieu of a meeting one time during the fiscal year ended December 31, 2015. The compensation committee acted by unanimous written consent in lieu of a meeting one time during the fiscal year ended December 31, 2015. The nominating and governance committee acted by unanimous written consent in lieu of a meeting one time during the fiscal year ended December 31, 2015.

The Board has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is currently comprised of David P. Kelley II (audit committee chairman), Drew Freeman and William Healy. The audit committee's responsibilities and other matters related to the audit committee are discussed below under "Audit Committee Report."

Messrs. Kelley, Healy and Caan serve on the compensation committee of the Board of Directors. The Board has adopted a written compensation committee charter, which is reviewed each year. The compensation committee is responsible for determining, or recommending to the Board for determination, the compensation of the executive officers and directors of the Company.

Messrs. Kelley, Healy and Caan serve on the nominating and governance committee of the Board of Directors. The nominating and governance committee's responsibilities and other matters related to the nominating and governance committee are discussed below under "Director Nominations."

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Director Nominations

The nominating and governance committee of the Board operates pursuant to a written charter, which is reviewed each year. The nominating and governance committee is responsible for the identification of individuals qualified to become members of the Board, the selection or recommendation of the director nominees for annual meetings of shareholders, the selection of director candidates to fill any vacancies on the Board, recommendation of corporate governance principles and related responsibilities. Criteria considered by the nominating and governance committee in identifying and evaluating director nominees include experience in corporate governance, experience in, or relationships within, the Company's industries, academic or professional expertise, reputation for high moral and ethical standards, business and professional standing that will add to the Board's stature, business experience, skills and time availability, and the diversity of the skills, background and experience of Board members as a whole. In addition, it is a primary objective of the nominating and governance committee to assure that the Board and its committees satisfy the independence requirements of NASDAQ and any other applicable self-regulatory or regulatory requirements. The nominating and governance committee's policy with regard to the consideration of diversity in identifying director nominees requires the committee to consider the diversity of the skills, background and experience of Board members as a whole as one of many other criteria that may be considered in recommending candidates for election or appointment to the Board; however, this policy does not require that the composition of the Board be diverse in any manner or that persons identified as director nominees must promote or enhance the diversity of the Board.

The nominating and governance committee will consider director candidates recommended by shareholders and will evaluate such candidates on the same basis as candidates recommended by other sources. Shareholder recommendations must meet the requirements set forth in the Company's bylaws, including providing all of the information specified in the bylaws. The notice must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160. In order to ensure review and consideration of any shareholder's recommendation, the notice generally must be received not less than 60 days nor more than 90 days prior to the first anniversary of this year's annual meeting. However, if next year's annual meeting is to be held more than 30 days before or 60 days after the anniversary of this year's annual meeting, notice must be received no later than the later of 70 days prior to the date of the meeting or the 10th day following the Company's public announcement of next year's annual meeting date. The Secretary will present such recommendations to the nominating and governance committee. The nominating and governance committee will identify potential candidates through recommendations from the Company's officers, directors, shareholders and other appropriate third parties.

In connection with the Board’s decision to add a new Board member in fiscal 2016, our Chief Executive Officer recommended Howard Ash to the Nominating and Corporate Governance Committee as a Board member candidate. After considering diversity of professional experience, education, skills and other qualities and attributes of Mr. Ash, in March 2015 the Nominating and Corporate Governance Committee recommended the nomination of Mr. Ash, and the Board unanimously agreed to nominate Mr. Ash for election as a director at the annual meeting. The Board believes that Mr. Ash meets the established criteria and is a well-qualified candidate for election to the Board. Mr. Ash is a new nominee for election to the Board this year. His nomination is recommended by the Nominating and Corporate Governance Committee and approved by the Board.

In 2015, the Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. Although the Company is not currently paying a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees, the Company may engage a third-party search firm in the future.

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Executive Compensation

The following table further summarizes the compensation paid to the Company's directors for service as a director during 2015:

Director Name	Fees earned or paid in cash ($)		Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Kenges Rakishev		$-	$17,400	$-	$-	$-	$-	$17,400
William Healy		$12,500	$17,400	$-	$-	$-	$-	$29,900
David P. Kelley II		$60,000	$17,400	$-	$-	$-	$-	$77,400
James Caan	$		$17,400	$-	$-	$-	$-	$17,400
Drew J. Freeman		$7,917	$17,400	$-	$-	$-	$-	$25,317

On December 3, 2015, the compensation committee of the Board granted under the Plan to certain officers and employees of the Company the awards of the incentive stock options to purchase shares of Common Stock (“ISOs”) and the Restricted Shares (as defined in the Plan). Certain of the ISO’s were inadvertently granted in excess of the limitation on individual grants of stock options during any 12-month period set forth in Section 13.5 of the Plan. Accordingly, the compensation committee of the Board rescinded on April 12, 2016 the following excess ISOs awarded to the following individuals: (i) excess 391,667 ISOs awarded to Jonathan New, (ii) excess 1,200,000 ISOs awarded to Steven Wolberg and (iii) excess 4,403 ISOs awarded to Jeffrey Ginsberg.

The following table sets forth information for the fiscal years ended December 31, 2015 and 2014 with respect to all compensation paid to or earned by our Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of the last completed fiscal year. We refer to these individuals as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		All Other Compensation ($)	Total ($)
Oleg Firer, Chief Executive	2015	$300,000	$300,000	$3,442,934	(1)	$-		$29,729	$4,072,663	(1)
Officer of Net Element	2014	$300,000	$300,000	$2,175,970		$-		$29,722	$2,805,692
Steven Wolberg, Chief Legal Officer	2015	$200,000	$-	$180,000	(2)	$252,000	(3)	$11,734	$643,734	(2)(3)
and Secretary of Net Element	2014	$200,000	$-	$222,026		$-		$11,722	$433,748
Irina Bukhanova, Chief Financial	2015	$140,310	$-	$108,210		$-		$-	$248,520
Officer of Russia of Russia	2014	$136,286	$4,536	$156,087		$-		$-	$296,909

Notes:

(1) An award of 9,541,717 restricted shares of the Company’s common stock to Oleg Firer (consisting of 5,791,717 shares in lieu of and in satisfaction of accrued and unpaid compensation due to him in the amount of $1,042,509 (the “Accrued Cash Compensation”) and 3,750,000 shares as performance bonus) was granted on December 3, 2015. Such shares are not yet issued. The issuance of such shares is subject to obtaining shareholders’ approval the end of the Company’s fiscal year 2016. Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained, in which case Oleg Firer will be again entitled to the Accrued Cash Compensation.

(2) An award of 1,000,000 restricted shares of the Company’s common stock for Steven Wolberg was granted on December 3, 2015. Such shares are not yet issued. The issuance of such shares is subject to obtaining shareholders’ approval the end of the Company’s fiscal year 2016. Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained.

(3) Not reflecting a rescission, effective on April 12, 2016 (i.e., subsequent to the fiscal year ended December 31, 2015), of award of 1,200,000 ISOs (with a fair market value of $216,000 as of the grant date).

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to outstanding equity awards at the end of the Company’s fiscal year 2015 for the “named executive officers”:

	OPTION AWARDS						SHARE AWARDS
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) un- exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Oleg Firer	-		-	-	$-	-	9,541,717	(1)	$1,812,926	50,000	(2)	$9,500
Oleg Firer	-		-	-	$-	-	-		$-	479,379	(3)	$91,082
Steven Wolberg	1,400,000	(5)	-	-	$0.24	December 7, 2025	1,000,000	(4)	$190,000	-		$-
Steven Wolberg	-		-	-	$-	-	25,000	(2)	$4,750	-		$-
Irina Bukanova	-		-	-	$-	-	20,000	(2)	$3,800	-		$-

Notes:

(1) An award of 9,541,717 restricted shares of the Company’s common stock to Oleg Firer (consisting of 5,791,717 shares in lieu of and in satisfaction of accrued and unpaid compensation due to him in the amount of $1,042,509 (the “Accrued Cash Compensation”) and 3,750,000 shares as performance bonus) was granted on December 3, 2015. Such shares are not yet issued. The issuance of such shares is subject to obtaining shareholders’ approval the end of the Company’s fiscal year 2016. Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained, in which case Oleg Firer will be again entitled to the Accrued Cash Compensation.

(2) Vests January 1, 2016.

(3) Vests September 11, 2016.

(4) An award of 1,000,000 restricted shares of the Company’s common stock for Steven Wolberg was granted on December 3, 2015. Such shares are not yet issued. The issuance of such shares is subject to obtaining shareholders’ approval the end of the Company’s fiscal year 2016. Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained.

(5) Fully vested December 8, 2015. Not reflecting a rescission, effective on April 12, 2016 (i.e., subsequent to the fiscal year ended December 31, 2015), of award of 1,200,000 ISOs.

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The following table sets forth information with respect to the stock vested during Company’s fiscal year 2015 for the “named executive officers”:

	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Oleg Firer	629,379	$2,400,425
Steven Wolberg	-	-
Irina Bukhanova	214,500	108,210

Note: The amounts reported in the table above are based on the closing price of the Company's common stock on the date the applicable stock award was granted.

We will record a compensation charge of $2,006,641 throughout 2016 as the 11,116,096 shares are issued and vest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Directors, officers and greater than ten percent stockholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, the following persons have failed to file on a timely basis the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

Name and Relationship	Number of late reports	Transactions not timely reported	Known failures to file a required form
Kenges Rakishev, Director and 10% owner	1	2	0
Jonathan New, Chief Financial Officer	1	1	0
Steven Wolberg, Chief Legal Officer and Secretary	1	1	0
Cayman Invest S.A., former 10% owner[1]	2	1	0

[1]	Cayman Invest S.A. ceased to own more than ten percent of the Company’s common stock during the year ended December 31, 2015.

Certain Relationships and Related Transactions

On September 25, 2013, the Company entered into a contribution agreement with T1T Lab and T1T Group, LLC, pursuant to which, on September 25, 2013, the Company contributed to T1T Lab all of its membership and participation interests in its subsidiaries Openfilm, LLC, Motorsport, LLC, Splinex, LLC, LegalGuru, LLC and MUSIC 1 LLC (aka OOO Music1) (collectively, the “Disposed Subsidiaries”). The Disposed Subsidiaries constitute all of the Company’s interests in online media businesses and operations (referred to herein collectively as the Company’s “entertainment assets”). Pursuant to the contribution agreement, the Company agreed to make an initial capital contribution to T1T Lab in the amount of $1,259,000, payable in full or in installments when requested by T1T Lab but in no event later than within the 12-month period after September 25, 2013 (unless such period is mutually extended in writing by the Company and T1T Group, LLC). Subject to T1T Lab’s prior written approval, a portion of the Company’s initial capital contribution could have been made in the form of future services provided by the Company, with the value of such services to be agreed upon in writing between the Company and T1T Group, LLC prior to providing such services. The amount of the Company’s initial capital contribution is a negotiated amount required for T1T Lab to acquire the Disposed Subsidiaries. In exchange for such contributions, the Company was issued a 10% membership interest in T1T Lab and T1T Lab assumed $2,162,158 in liabilities (including $2,000,000 owed by the Company to K 1 Holding Limited pursuant to a promissory note dated May 13, 2013) related to the Disposed Subsidiaries. In addition, all intercompany loans payable by the Disposed Subsidiaries to the Company, on the one hand, and by the Company to the Disposed Subsidiaries, on the other hand, were forgiven by the Company and by T1T Lab (as applicable). Total intercompany loans forgiven by the Company (net of the total intercompany loans forgiven by the Disposed Subsidiaries) was approximately $9,864,602. Such intercompany loans forgiveness did not have an impact of the profit and loss of the Company. Further, pursuant to the contribution agreement, T1T Group, LLC agreed to contribute to T1T Lab from time to time when requested by T1T Lab such services and/or cash as determined by T1T Group, LLC in its sole and absolute discretion in order to manage and operate the Disposed Subsidiaries and their respective businesses. In exchange for such contributions, T1T Group, LLC was issued a 90% membership interest in T1T Lab. From September 25, 2013 to February 11, 2014, the Company indirectly owned a minority interest in the Disposed Subsidiaries through its 10% membership interest in T1T Lab, LLC. On February 11, 2014, the Company executed an Assignment of Membership Interest in favor of T1T Group, LLC. Pursuant to such assignment, the Company transferred to T1T Group, LLC all of the Company’s Interests in T1T Lab in consideration for the Company being released from all of its obligations to T1T Lab (including the obligations to make capital contributions to T1T Lab. Upon such assignment, the Company has no further interests or obligations to T1T Lab, and T1T Group, LLC now owns a 100% membership interest in T1T Lab. Oleg Firer, previously appointed as an “Executive” of T1T LAB, LLC, resigned his position with that entity effective February 11, 2014.

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The Company disposed of its entertainment assets in order to focus its business operations on mobile payments, transactional services and related technologies and to reduce the significant expenses associated with developing and maintaining the entertainment assets. T1T Group, LLC is wholly-owned by Enerfund, LLC (which is wholly-owned by Mike Zoi, a stockholder of the Company).

In September 2012, Digital Provider (formerly TOT Money) entered into a factoring agreement with Alfa-Bank. Pursuant to the agreement, as amended (as amended and supplemented prior to the date hereof by supplement agreements, the “Factoring Credit Facility”), Digital Provider assigned to Alfa-Bank its accounts receivable as security for financing for up to 300 million Russian rubles (approximately $9.8 million in U.S. dollars at time of signing). The amount loaned by Alfa-Bank pursuant to the Factoring Credit Facility with respect to any particular account receivable is limited to 80% of the amount of the account receivable assigned to Alfa-Bank. Pursuant to the Factoring Credit Facility, Alfa-Bank is required to track the status of Digital Provider’s accounts receivable, monitor timeliness of payment of such accounts receivable and provide related services. Interest on the factoring arrangement ranged from 9.70% to 11.95% annually of the amounts borrowed, with servicing fees ranging from 10 Russian rubles (approximately $0.33 in U.S. dollars) to 100 Russian rubles (approximately $3.28 million in U.S. dollars) per account receivable. Digital Provider’s obligations under the Factoring Credit Facility also are secured by a guarantee given by AO SAT & Company. AO SAT & Company is an affiliate of Kenges Rakishev, who is the Chairman of the Board of Directors of the Company and a shareholder. The Factoring Credit Facility expired on April 20, 2014 and was repaid.

On September 17, 2014, Digital Provider entered into the Supplement Agreement No. 14 and the Supplement Agreement No. 15 with Alfa-Bank (“Amendment No. 15”), which renewed and amended the Factoring Credit Facility. Pursuant to such amendments, the Factoring Credit Facility was renewed and will expire on June 30, 2016, the maximum aggregate limit of financing (secured by Digital Provider’s accounts receivable) to be provided by Alfa-Bank to Digital Provider under the Factoring Credit Facility was increased to 415 million Russian rubles (approximately US$ 10,814,614 based on the currency exchange rate on September 17, 2014), Alfa-Bank’s compensation fees (commissions) for providing financing to Digital Provider was amended to be computed as a financing rate that ranges from 13.22% to 14.50% of the amounts borrowed, depending upon the number of days in the period from the date financing is provided until the date the applicable account receivable is paid, and the maximum amount of financing on account of the monetary claim assigned by Digital Provider to debtor was increased from 80% to 100% of the assigned amount of monetary claim against which the financing is affected. This financing is a factoring facility in which Digital Provider could assign to the bank certain (but not all) of its accounts receivable suitable to the lender under such facility as security for financing.  Accordingly, the amounts of our draws under such facility from time to time will depend on the amounts of the accounts receivable suitable for such assignment as of the time we choose to draw under such facility.  We have not drawn any funds under such credit facility.

In August 2012, Digital Provider entered into a Credit Agreement with Alfa-Bank. Pursuant to the Credit Agreement, Alfa-Bank agreed to provide a line of credit to Digital Provider with the credit line limit set at 300 million Russian rubles (approximately $9.8 million in U.S. dollars). The interest rate on the initial amount borrowed of 53.9 million rubles (approximately $1.8 million in U.S. dollars) under the Credit Agreement is 3.55% per annum. The loan was secured by 55.0 million rubles of restricted cash (approximately $1.8 million in U.S. dollars). Alfa-Bank had the unilateral right to change the interest rate on amounts borrowed under the Credit Agreement from time to time in the event of changes in certain market rates or in Alfa-Bank’s reasonable discretion, provided that the interest rate may not exceed 14% per annum. Interest must be repaid on a monthly basis on the 25th of each month. Amounts borrowed under the Credit Agreement must be repaid within six months of the date borrowed. Digital Provider’s obligations under the Credit Agreement are secured by a pledge of Digital Provider’s deposits in its deposit account with Alfa-Bank and by a guarantee given by AO SAT & Company. The line of credit expired on May 20, 2014 and we did not renew this Credit Agreement.

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In November 2014, Digital Provider entered into a factoring services agreement (together with related and ancillary agreements, collectively, the “Bank Otkritie Agreement”) with Bank Otkritie Financial Corporation. Oleg Firer, our Chief Executive Officer, has personally guaranteed this loan. No funds were drawn under the Bank Otkritie Agreement and the agreement was terminated on August 31, 2015.

In March of 2015, Star Equities LLC, a company associated with our CEO, Oleg Firer, provided a loan to the Company in the amount of $125,000 to pay the invoices from the Company’s investor relations consultant. Such loan was repaid in July of 2015. In addition, on each of July 16, 2015 and July 29, 2015, we received advances of $150,000, an advance on August 25, 2015 for $200,000, an advance on September 30, 2015 for $125,000, an advance on October 1, 2015 for $85,712, an advance on December 28, 2015 for $35,000, an advance on December 31, 2015 for $125,000 and an advance on February 26, 2016 for $55,924, each from a company associated with our CEO. These advances are non-interest bearing, and were used to fund current operating expenses. $550,000 of such advances were repaid.

On September 11, 2015, the Company entered into the Letter Agreement with certain accredited investors, including certain of the Company’s directors and officers (together, the “Company Investors”). Pursuant to the Letter Agreement, the Company Investors purchased from the Company an aggregate of (i) 11,357,143 restricted shares of Common Stock (the “Restricted Shares”) to be issued in the future and (ii) options to purchase 11,357,143 restricted shares of Common Stock, (the “Restricted Options”). The per share purchase price of each Restricted Share was $0.14. The Restricted Options will expire on the fifth (5th) annual anniversary of the date of the Letter Agreement. Prior to expiration, each Restricted Options is exercisable into one Restricted Share at the exercise price equal 110% of the closing trading price per one share of Common Stock reported on The NASDAQ Capital Market on the date of the Letter Agreement. Each Investor may elect to exercise it or his Amended Restricted Option through a cashless exercise.

On October 7, 2015, the Company Investors and the Company entered into an agreement to modify certain terms of the Letter Agreement relating to the Restricted Shares. Pursuant to such agreement, the parties agreed that the Restricted Shares would not be issued to the Company Investors until the Company’s stockholders approve the issuance of the Restricted Shares. In addition, on October 7, 2015, certain of the Company Investors and the Company entered into an agreement to modify the terms of the Restricted Options. Pursuant to such agreement, the parties agreed that the Restricted Options cannot be exercised by the Company Investors until the Company’s stockholders approve the issuance of Common Stock in connection with any such exercise. Such stockholder approval was obtained at a special meeting of the stockholders on November 14, 2015.

On January 21, 2016, the Company entered into a Second Additional Letter Agreement, as amended on April 14, 2016 (the “Second Additional Agreement”) with Kenges Rakishev, an accredited investor. The Second Additional Agreement further modified the terms of the Letter Agreement, dated September 11, 2015, as modified by that certain Additional Letter Agreement dated October 7, 2015, with certain accredited investors listed on the signature pages attached to that Letter Agreement (collectively, the “Original Agreement”). Mr. Rakishev is a director of the Company. The Second Additional Agreement provided for the second and final round of $910,000 equity financing to the Company contemplated by the Original Agreement in consideration for the issuance by the Company to Mr. Rakishev of (i) 4,664,275 restricted shares of the Company’s common stock based on $0.1951 per share, equal to the closing trading price of the Company Common Stock reported on The NASDAQ Capital Market on January 20, 2016, the trading date immediately preceding the date when Mr. Rakishev and the Company committed to the transactions contemplated in the Second Additional Agreement; and (ii) options to purchase 4,664,275 restricted shares of the Company’s common stock on the terms set forth in the Mr. Rakishev’s Form of Option to Purchase Shares of Restricted Common Stock. However, such issuance of such shares and options is subject to the Company’s stockholders approval within 180 days from the date of Second Additional Agreement (the “Stockholders Approval”). In the event that the Stockholders Approval is not obtained within 180 days from the date Second Additional Agreement, Mr. Rakishev and the Company agreed that at Mr. Rakishev’s election, (i) the purchase price for such restricted shares and options shall be automatically amended to be equal to the product of (x) 4,664,275 and (y) the sum of $0.1951 and $0.125, in which case Mr. Rakishev will have paid to the Company the difference between such price and the previously paid purchase price for such shares and options, (ii) the number of such shares and options issuable Mr. Rakishev will be adjusted to be equal to the quotient determined by dividing (I) $910,000 by (II) $0.3201, or (iii) such options will not be issued and Mr. Rakishev will be issued the number of restricted shares calculated on the basis of $0.1951 per share purchase price. Subject to the Stockholders Approval, such restricted shares will be issued to Mr. Rakishev in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, and such restricted options will be issued to Mr. Rakishev in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act (and the shares of common stock issuable, subject to compliance with Rule 144 under the Securities Act, upon exercise of the restricted options, will be issued to Mr. Rakishev in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act.

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On December 3, 2015, in reliance on applicable exemption from the securities laws registration requirements and subject to the Stockholders Approval for purposes of compliance with the Nasdaq Rule 5635(c), the compensation committee of the Board approved and authorized the issuance of 5,791,717 restricted shares of the Company common stock (subject to Rule 144 of the 1933 Securities Act, as amended) to Oleg Firer, the Chief Executive Officer of the Company, in lieu of and in satisfaction of (unless the Stockholders Approval for such issuance is not obtained by the end of the Company’s fiscal year 2016) accrued and unpaid compensation due to him in the amount of $1,042,509 (the “Accrued Cash Compensation”). Such restricted shares will be not issued and will be deemed forfeited if such Stockholders Approval is not obtained until the end of the Company’s fiscal year 2016, in which case Oleg Firer will be entitled to the Accrued Cash Compensation.

On December 3, 2015, in reliance on applicable exemption from the securities laws registration requirements and subject to the Stockholders Approval for purposes of compliance with the Nasdaq Rule 5635(c), the compensation committee of the Board awarded to Oleg Firer, the Chief Executive Officer of the Company, 3,750,000 restricted shares of Common Stock as performance bonus. Such restricted shares will be not issued and will be deemed forfeited if Stockholders Approval is not obtained until the end of the Company’s fiscal year 2016.

On December 3, 2015, in reliance on applicable exemption from the securities laws registration requirements and subject to the Stockholders Approval for purposes of compliance with the Nasdaq Rule 5635(c), the compensation committee of the Board awarded to Steven Wolberg, the Chief Legal Officer of the Company, 1,000,000 restricted shares of the Company common stock as performance bonus. Such restricted shares will be not issued and will be deemed forfeited if Stockholders Approval is not obtained until the end of the Company’s fiscal year 2016.

Audit Committee Report

The audit committee of the Board consists of four non-employee directors, David P. Kelley II (audit committee chairman), Drew Freeman and William Healy. The audit committee operates under a written charter, which is reviewed each year and is available in the "Investors—Corporate Governance" section of our Internet website at http://www.netelement.com/. The Board of Directors has determined that David P. Kelley II is financially sophisticated as described in NASDAQ Listing Rule 5605(c)(2) and qualifies as an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K. We believe that the audit committee's current member composition satisfies the rules of NASDAQ that govern audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASDAQ Listing Rule 5605(a)(2).

The audit committee monitors and oversees the Company's accounting and financial reporting process on behalf of the Board, reviews the independence of its independent registered public accounting firm and is responsible for approving the engagement of its independent registered public accounting firm for both audit services and permitted non-auditing services, the scope of audit and non-audit assignments and fees related to all of the foregoing, and also is responsible for reviewing the accounting principles used in financial reporting, internal financial auditing procedures, the adequacy of the internal control procedures and critical accounting policies.

Management is responsible for the Company's financial statements, systems of internal control and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board and issuing reports thereon. The audit committee's responsibility is to monitor and oversee these processes.

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The audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it deems necessary or appropriate to fulfill its oversight responsibilities under the audit committee's charter. In this context, the audit committee discussed with Daszkal Bolton LLP the results of its audit of the Company's financial statements for the year ended December 31, 2015.

Specifically, the audit committee has reviewed and discussed with the Company's management the audited financial statements, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting. In addition, the audit committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and any other matters required to be discussed under generally accepted auditing standards. These discussions included the scope of the independent registered public accounting firm's responsibilities, significant accounting adjustments, any disagreement with management and a discussion of the quality (not just the acceptability) of accounting principles, reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The independent registered public accounting firm provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and the audit committee discussed with the independent registered public accounting firm that firm's independence. During fiscal year 2015, the Company retained its independent registered public accounting firm, Daszkal Bolton LLP, for the audit of the fiscal year 2015 financial statements and the reviews of the Company's 2015 quarterly reports on Form 10-Q.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements, together with Management's Discussion and Analysis of Financial Condition and Results of Operations, be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the Commission.

Submitted by the Audit Committee of the Board of Directors.

David P. Kelley II, Chairman
Drew Freeman
William Healy

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PROPOSAL 1

ELECTION OF DIRECTORS

Six directors, which will constitute the entire Board, are to be elected at the annual meeting to hold office until the annual meeting of shareholders next succeeding their election and until their respective successors are elected and qualified or as otherwise provided in the bylaws of the Company. The Board has designated the persons listed below to be nominees for election as directors. Each of the nominees is currently serving as a director of the Company. Each of the nominees has consented to being named in the proxy statement and to serve if elected. The Company has no reason to believe that any of the nominees will be unavailable for election. However, should any nominee become unavailable, the Board may designate a substitute nominee or authorize a lower number of directors. Each proxy will be voted for the election to the Board of all of the Board's nominees unless authority is withheld to vote for all or any of those nominees.

Name	Director Since
Oleg Firer	April 2013
Kenges Rakishev	October 2012
James Caan	October 2012
Drew Freeman	May 2014
William Healy	June 2014
Howard Ash	Nominee for election as a director

Mr. Ash has not previously served as a director of the Company. His name was first brought to the attention of the Nominating and Corporate Governance Committee by the Company’s Chief Executive Officer.

For biographical and other information (including their principal occupation for at least the past five years) regarding the director nominees, see "DIRECTORS AND EXECUTIVE OFFICERS."

Required Vote

The nominees for director will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the annual meeting and entitled to vote. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director. As a result, abstentions and broker non-votes have no effect on Proposal 1.

The Board recommends a vote FOR the election of each of the nominees listed above.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 400 MILLION SHARES

The Board has recommended that the Company's shareholders approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock to 400 million shares. A copy of the proposed Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation is attached as Appendix "A" hereto.

Reason for the Increase of Authorized Shares

The Board believes that an increase of the number of shares of authorized common stock is necessary in anticipation of future capital-raising transactions.

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Effect of the Increase of Authorized Shares

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

At present, the Board of Directors has no immediate plans to issue the additional shares of common stock to be authorized by Proposal 2. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other market on which our securities may then be listed. These potential purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products. For such potential purposes, the Company filed with the SEC on January 7, 2016 a shelf registration statement which is subject to review by the SEC (the “Shelf Registration Statement”) for an aggregate offering amount of the Company’s securities with a value of up to $50,000,000, consisting of a combination of the shares of the Company’s common stock and preferred stock, debt securities, warrants to purchase shares of common stock or preferred stock of the Company, units comprised of one or more of the other classes of securities in any combination and subscription rights to purchase common stock, preferred stock or other securities in any combination.

We could also use the additional shares of common stock that will become available to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the proposal to increase the authorized common stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that Proposal 2 could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's stockholders at all times.

Required Vote

The proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock to 400 million shares will be approved if a majority of the outstanding shares entitled to vote on the proposal vote for approval of Proposal 2. As a result, abstentions and broker non-votes will have the same effect as a vote against Proposal 2.

The Board recommends a vote FOR the proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock to 400 million shares.

PROPOSAL 3

APPROVAL OF AMENDMENT TO 2013 EQUITY INCENTIVE PLAN TO (A) INCREASE SHARES AVAILABLE FOR AWARD TO 22,610,000 SHARES OF THE COMPANY’S COMMON STOCK, WHICH REPRESENTS APPROXIMATELY 20% OF OUR ISSUED AND OUTSTANDING COMMON STOCK; (B) INCREASE THE LIMITATION ON INDIVIDUAL GRANTS OF (I) OPTIONS OR STOCK APPRECIATION RIGHTS DURING ANY 12-MONTH PERIOD THAT ARE INTENDED TO COMPLY WITH THE PERFORMANCE-BASED EXCEPTION UNDER SECTION 162(M) OF THE CODE WITH RESPECT TO MORE THAN 5,000,000 SHARES OF COMMON STOCK OR (II) RESTRICTED SHARES, PERFORMANCE UNITS AND/OR PERFORMANCE SHARES IN ANY 12-MONTH PERIOD THAT ARE INTENDED TO COMPLY WITH THE PERFORMANCE-BASED EXCEPTION UNDER SECTION 162(M) OF THE CODE AND ARE DENOMINATED IN SHARES OF COMMON STOCK WITH RESPECT TO MORE THAN 5,000,000 SHARES OF COMMON STOCK; AND (C) ADD A NEW SECTION 2.3 TO THE PLAN TO ESTABLISH THE MAXIMUM DOLLAR VALUE OF AWARDS GRANTED UNDER THE PLAN TO ANY ONE NON-EMPLOYEE DIRECTOR DURING ANY 12-MONTH PERIOD TO NOT EXCEED $200,000

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Background and Purpose

Our Board adopted the Net Element International, Inc. 2013 Equity Incentive Plan, (as amended by that certain amendment adopted on December 9, 2014, the "Plan"), and submitted it to our shareholders for their approval at the 2013 annual meeting. On December 5, 2013, our shareholders approved the Plan. On December 9, 2014, the shareholders approved an amendment to the Plan to increase the authorized shares to 9,121,422 shares. An aggregate of 9,121,422 shares of our common stock was reserved for issuance under the Plan. Since the adoption of the Plan, (i) 9,109,409 shares have been issued upon a grant under the Plan (without reflecting a rescission, effective on April 12, 2016, of award of 1,596,070 ISOs as described below). The Board believes that an increase in the number of authorized shares is necessary for the continued optimal use of the Plan.

Further, Section 13.5 of the Plan contains a limitation on individual grants of (i) Options or Stock Appreciation Rights (each as defined in the Plan) during any 12-month period with respect to more than 200,000 shares of common stock of the Company or (ii) Restricted Shares, Performance Units and/or Performance Shares (each as defined in the Plan) in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares of Company common stock with respect to more than 200,000 shares of Company common stock (the "Limitation").

On December 3, 2015, the compensation committee of the Board granted under the Plan to certain officers and employees of the Company the awards of the incentive stock options to purchase shares of Common Stock (“ISOs”) and the Restricted Shares (as defined in the Plan). Certain of the ISO’s were inadvertently granted in excess of the limitation on individual grants of stock options during any 12-month period set forth in Section 13.5 of the Plan. Accordingly, the compensation committee of the Board rescinded on April 12, 2016 the following excess ISOs awarded to the following individuals: (i) excess 391,667 ISOs awarded to Jonathan New, (ii) excess 1,200,000 ISOs awarded to Steven Wolberg and (iii) excess 4,403 ISOs awarded to Jeffrey Ginsberg.

Our Board believes that, due to the market price of the shares of Company common stock decrease, it is necessary for the continued optimal use of the Plan, to also amend Section 13.5 of the Plan to increase such Limitation to 5,000,000 shares of Company common stock, and in addition add to the Plan a new Section 2.3 to establish a separate sublimit for the non-employee director awards to not exceed $200,000 per each non-employee director.

A copy of the proposed Amendment to the Plan is attached as Appendix "B" hereto.

Our Board has unanimously adopted and is submitting for shareholder approval an amendment to (a) increase the number of shares covered by, and reserved for issuance under, the Plan from 9,121,422 shares to 22,610,000 shares of the Company’s common stock, which represents approximately 20% of our issued and outstanding common stock; (b) increase the limitation on individual grants of (i) Options or Stock Appreciation Rights during any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code with respect to more than 5,000,000 shares of common stock of the Company or (ii) Restricted Shares, Performance Units and/or Performance Shares in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares of the Company common stock with respect to more than 5,000,000 shares of Common Stock; and (c) add a new Section 2.3 to the Plan to establish the maximum dollar value of awards granted under the Plan to any one non-employee director during any 12-month period to not exceed $200,000. Such amendment will enable the Company to make grants under the Plan to directors, employees (including officers), independent contractors, and other persons who provide services to us.

The principal provisions of the Plan, as amended, are summarized below. This summary is not a complete description of all of the Plan’s provisions and is qualified in its entirety by reference to the Plan, which is attached as Appendix “A” to our proxy statement filed with the SEC on November 4, 2013, as amended by that certain Amendment to the Plan attached as Appendix “B” to our proxy statement filed with the SEC on October 31, 2014. Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the Plan.

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DESCRIPTION OF THE PLAN

Purpose of the Plan

The purpose of the Plan is to encourage and enable employees, independent contractors and directors of the Company and its subsidiaries to acquire a proprietary interest in the Company through the ownership of the Company's Common Stock and other rights with respect to the Company's Common Stock. Such ownership is intended to provide such employees, independent contractors and directors with a more direct stake in the future welfare of the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company and its subsidiaries and to become and remain directors of the Company.

Form of Awards

Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-Qualified Stock Options") (unless otherwise indicated, references to "Options" include both Incentive Stock Options and Non-Qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock that are restricted ("Restricted Shares"); (v) units representing shares of Common Stock ("Performance Shares"); (vi) units that do not represent shares of Common Stock but which may be paid in the form of Common Stock ("Performance Units"); and (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares").

Maximum Shares Available

The current maximum aggregate number of shares of Common Stock available for award under the Plan is 9,121,422, of which 9,109,409 shares that have been issued upon grants under the Plan (without reflecting a rescission, effective on April 12, 2016, of award of 1,596,070 ISOs as described above), subject to adjustment as provided for in the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares will be available for subsequent awards under the Plan.

Administration of the Plan

The Plan will be administered by the compensation committee. The compensation committee will have the power and authority to, among other things: (i) grant Options and determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) designate Options as Incentive Stock Options or Non-Qualified Stock Options and determine which Options, if any, will be accompanied by Tandem Stock Appreciation Rights; (iii) grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and determine the terms and conditions of such rights; (iv) grant Restricted Shares and determine the terms of the restricted period and other conditions and restrictions applicable to such shares; (v) grant Performance Shares and Performance Units and determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) grant Unrestricted Shares; and (vii) determine the employees, independent contractors and directors to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares will be granted.

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Eligibility to Participate in the Plan

Awards may be made to all employees, independent contractors (including persons other than individuals) and directors of the Company or any of its subsidiaries. In determining the employees, independent contractors and directors to whom awards will be granted and the number to be covered by each award, the compensation committee will take into account the nature of the services rendered by such employees, independent contractors and directors, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the compensation committee deems relevant.

Stock Options

Options may be granted under the Plan for the purchase of shares of Common Stock. The compensation committee may designate Options as either Incentive Stock Options or Non-Qualified Stock Options. No grant of an Incentive Stock Option will be made under the Plan more than ten years after the date the Plan is approved by the shareholders of the Company.

The term of each Option granted will be determined by the compensation committee. However, no Incentive Stock Option will be exercisable after ten years from the date it is granted, or in the case of an Incentive Stock Option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or of a subsidiary (a "10% Shareholder"), five years from the date it is granted. Options may require the satisfaction of corporate or individual performance objectives and other vesting standards as the compensation committee from time to time determines.

The purchase price per share under each Option will be specified by the compensation committee, but in no event will it be less than 100% of the market price per share of Common Stock on the date the Option is granted. In the case of an Incentive Stock Option granted to a 10% Shareholder, the purchase price per share must not be less than 110% of the market price of the Common Stock on the date of grant. In the case of Incentive Stock Options, the aggregate market price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year under all plans of the Company and any subsidiary may not exceed $100,000. Solely for the purposes of determining whether shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of shares that may be issued pursuant to Incentive Stock Options granted under the Plan will be 9,121,422 shares of Common Stock, subject to adjustment provided as provided in the Plan.

Options may be exercised in whole or in part. Payment of the purchase price upon the exercise of Options must be made in cash or, in the discretion of the compensation committee, (i) through the delivery of shares of Common Stock already owned by the optionee, (ii) having the Company withhold from shares of Common Stock otherwise deliverable to the optionee or (iii) a combination of any of the foregoing.

Stock Appreciation Rights

Tandem Stock Appreciation Rights may be awarded by the compensation committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Tandem Stock Appreciation Rights will entitle the recipient to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange that number of shares of Common Stock having an aggregate market price equal to (A) the excess of (i) the market price of one share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered.

Nontandem Stock Appreciation Rights may also be granted by the compensation committee at any time. At the time of the grant of Nontandem Stock Appreciation Rights, the compensation committee will specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be issued. The base price of any Nontandem Stock Appreciation Rights may not be less than 100% of the market price of a share of Common Stock on the date of grant. The exercise of Nontandem Stock Appreciation Rights will entitle the recipient to receive from the Company that number of shares of Common Stock having an aggregate market price equal to (A) the excess of (i) the market price of one share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised.

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Tandem Stock Appreciation Rights may be exercisable only to the extent that the related Option is exercisable and will be exercisable only for such period as the compensation committee determines, which may expire prior to the expiration of the related Option. Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option will be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon the exercise of Tandem Stock Appreciation Rights will not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights will be exercisable during such period as the compensation committee determines.

The compensation committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by payment of cash in lieu of all or part of shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the market price of such shares on the date of exercise.

Effect of Change of Control on Options and Stock Appreciation Rights

If so determined by the compensation committee at the time of grant or thereafter, any Options or Stock Appreciation Rights may provide that they will become immediately exercisable with respect to all of the shares subject to such Options or Stock Appreciation Rights: (a) immediately prior to (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) the sale of the Company substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation or otherwise), (b) immediately prior to the expiration of (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) any tender offer or exchange offer for shares of Common Stock of the Company in which all holders of Common Stock are entitled to participate, and (c) immediately after the first date on which a majority of the directors elected by shareholders to the Board are persons who were not nominated by management in the most recent proxy statement of the Company.

Restricted Shares

The compensation committee may from time to time cause the Company to grant Restricted Shares under the Plan to employees, independent contractors and directors. At the time a grant of Restricted Shares is made, the compensation committee will establish a period of time (the "Restricted Period") applicable to such Restricted Shares. The compensation committee may, in its discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, in respect of all or any portion of the Restricted Shares. The compensation committee may also, in its discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. Holders of Restricted Shares will have the right to vote the shares; however, holders of Restricted Shares will not have the right to receive any dividends of cash or property with respect to the shares; provided, that the holders of Restricted Shares will be entitled to receive any rights distributed to all holders of Common Stock pursuant to a rights offering by the Company ("Rights Offering") and any shares distributed in connection with a stock split or stock distribution to all holders of Common Stock.

Unless otherwise provided in a written agreement pursuant to the Plan, any Restricted Shares granted to an employee, independent contractor or director will be forfeited if the employee terminates employment or the independent contractor or director terminates service with the Company or its subsidiaries prior to the expiration of the Restricted Period and the satisfaction of any other conditions applicable to the Restricted Shares. Upon forfeiture, the Restricted Shares that are forfeited will be available for subsequent awards under the Plan. If the employee's, independent contractor's or director's employment or service terminates as a result of his or her disability or death, Restricted Shares of such employee, independent contractor or director will be forfeited, unless the compensation committee determines otherwise.

Performance Shares

Each Performance Share granted will be deemed to be equivalent to one share of Common Stock. Any Performance Shares granted will be credited to a performance share account maintained for the recipient. Performance Shares will vest over a period determined by the compensation committee.

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With respect to each award of Performance Shares, the compensation committee will specify performance objectives that must be satisfied in order for the recipient to vest in the Performance Shares that have been awarded to him or her. If the performance objectives are partially but not fully met, the compensation committee may, nonetheless, in its discretion determine that all or a portion of the performance shares have vested. If the performance objectives are exceeded, the compensation committee may grant additional fully vested Performance Shares to the recipient. The compensation committee may also determine that Performance Shares awarded to a recipient will become partially or fully vested upon the recipient's disability or death, the occurrence of a change in control or termination of the recipient's employment or service prior to the end of the applicable performance period.

Following a determination that the performance objectives with respect to particular Performance Shares have been met, or at such later date as the compensation committee determines at the time of grant, the Company will pay to the recipient an amount with respect to each vested Performance Share equal to the market price of a share of Common Stock on the payment date or, if the compensation committee so specifies at the time of grant, an amount equal to (i) the market price of a share of Common Stock on the payment date less (ii) the market price of a share of Common Stock on the date of grant of the Performance Share. Payment may be in cash, Common Stock (including Restricted Shares) or a combination of cash and Common Stock, as determined by the compensation committee.

Recipients of Performance Shares will not be entitled to voting rights or cash dividends or other distributions with respect to Common Stock. However, within 60 days from the date of payment of a cash dividend by the Company on the Common Stock, the compensation committee may credit a recipient's performance share account with additional Performance Shares having an aggregate market price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.

Performance Units

The award agreement covering Performance Units will specify a value for each Performance Unit or a formula for determining the value of each Performance Unit at the time of payment. With respect to each award of Performance Units, the compensation committee will specify performance objectives that must be satisfied in order for the recipient to vest in the Performance Units that have been awarded. If the performance objectives established for a recipient are partially but not fully met, the compensation committee may, nonetheless, in its discretion determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a performance period are exceeded, the compensation committee may grant additional fully vested Performance Units to the recipient. The compensation committee may adjust the Performance Objectives or the initial or ending value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The compensation committee may also determine that Performance Units awarded to a recipient will become partially or fully vested upon the recipient's termination of employment or service due to disability, death or otherwise or upon the occurrence of a change in control.

If the performance objectives for a performance period have been exceeded, the compensation committee will determine whether additional Performance Units will be granted to the recipient. After such determination, or at such later date as the compensation committee determines at the time of the grant, the Company will pay to the recipient an amount with respect to each vested Performance Unit equal to the ending value of the Performance Unit or, if the compensation committee so specifies at the time of grant, an amount equal to (i) the ending value of the Performance Unit less (ii) the initial value of the Performance Unit. Payment may be made in cash, Common Stock (including Restricted Shares) or a combination of cash and Common Stock, as determined by the compensation committee.

Unrestricted Shares

The compensation committee may cause the Company to grant Unrestricted Shares to employees, independent contractors or directors at such times and in such amounts as the compensation committee determines. No payment will be required for Unrestricted Shares.

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Assignment and Transfer

Options and Stock Appreciation Rights may not be transferred, assigned, pledged or hypothecated, except as provided by will or the applicable laws of descent and distribution. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death in accordance with the terms of the Plan. Notwithstanding the foregoing, the compensation committee may, in its discretion, cause the written agreement relating to any Non-Qualified Stock Options or Stock Appreciation Rights granted under the Plan to provide that the recipient may transfer such Non-Qualified Stock Options or Stock Appreciation Rights, except that the compensation committee may not permit any transfers that would cause the Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Exchange Act or that would cause any recipient of awards under the Plan to fail to be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act or be subject to liability thereunder.

Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed during the restricted period relating to such shares or prior to the satisfaction of any other restrictions prescribed by the compensation committee. Performance Shares and Performance Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of at any time.

Modification of the Plan

The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares that may be issued under the Plan, (ii) materially increase the benefits accruing to employees, independent contractors or directors under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, will be subject to the approval of the Company's shareholders, except that any such increase or modifications that may result from adjustments authorized by the Plan, including in connection with a change in capitalization, will not require shareholder approval. If the Plan is terminated, the terms of the Plan will, notwithstanding such termination, continue to apply to awards granted prior to such termination.

Registration of Underlying Common Stock

Subject to the approval of the Company's shareholders of this Proposal 3, it is currently contemplated that at the appropriate time the Company will file a registration statement on Form S-8 in order to register 22,610,000 shares of the Company’s common stock, which represents approximately 20% of our issued and outstanding common stock, that will be reserved for issuance under the Plan, as amended.

Certain Federal Income Tax Consequences

The following is a brief summary of some of the United States federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be complete and does not describe foreign, state or local tax consequences. It is not intended as tax guidance to participants in the Plan.

Tax Consequences to Participants

Non-Qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a Non-Qualified Stock Option is granted; (ii) at the time of exercise of a Non-Qualified Stock Option, ordinary income will be recognized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares, if unrestricted, on the date of exercise over the option price; and (iii) at the time of sale of shares acquired pursuant to the exercise of a Non-Qualified Stock Option, appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in alternative minimum tax liability. If shares of our Common Stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

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If shares of our Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a Tandem Stock Appreciation Right or a Nontandem Stock Appreciation Right. When the Stock Appreciate Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received on the exercise.

Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the "Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Performance Awards (Performance Shares and Performance Units). No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received.

Unrestricted Shares. The recipient of Unrestricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Unrestricted Shares, reduced by any amount paid by the participant for such Unrestricted Shares.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Compliance with Section 162(m) of the Code

The Plan is designed to enable us to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code. The Plan contains a limitation on individual grants of (i) Options or Stock Appreciation Rights (each as defined in the Plan) during any 12-month period with respect to more than 200,000 shares of Company common stock or (ii) Restricted Shares, Performance Units and/or Performance Shares (each as defined in the Plan) in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares of Company common stock with respect to more than 200,000 shares of Company common stock. The maximum dollar value that may be earned by any Plan participant in any 12-month period with respect to Performance Units or Performance Shares that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $1,000,000.

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Compliance with Section 409A of the Code

To the extent applicable, it is intended that the Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The Plan and any grants made under the Plan will be administered in a manner consistent with this intent.

New Plan Benefit Table

Benefits under the Plan are discretionary, to be determined by the compensation committee of the Board. Consequently, it is not possible to determine the future benefits that will be received by Plan participants.

Proposed Amendment to the Plan

The Board has reviewed the number of shares covered by, and reserved for issuance under, the Plan, and has determined that it is appropriate to increase the number of shares of common stock authorized for issuance under the Plan. Since the adoption of the Plan, 9,109,409 shares have been issued upon a grant under the Plan (without reflecting a rescission, effective on April 12, 2016, of award of 1,596,070 ISOs as described above). The Board believes that an increase in the number of authorized shares is necessary for the continued optimal use of the Plan. In addition, our Board has determined that, due to the market price of the shares of Company common stock decrease, it is necessary and appropriate for the continued optimal use of the Plan, to also amend Section 13.5 of the Plan to increase the Limitation to 5,000,000 shares of Company common stock, and in addition add to the Plan a new Section 2.3 to establish a separate sublimit for the non-employee director awards to not exceed $200,000 per each non-employee director.

Therefore, the Board has approved the proposed amendment to the Plan that would (a) increase the number of shares authorized for issuance under the Plan from 9,121,422 shares to 22,610,000 shares of the Company’s common stock, which represents approximately 20% of our issued and outstanding common stock; (b) increase the limitation on individual grants of (i) Options or Stock Appreciation Rights during any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code with respect to more than 5,000,000 shares of Company common stock or (ii) Restricted Shares, Performance Units and/or Performance Shares in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares of the Company common stock with respect to more than 5,000,000 shares of Company common stock (currently 200,000 shares of Company common stock); and (c) add a new Section 2.3 to the Plan to establish the maximum dollar value of awards granted under the Plan to any one non-employee director during any 12-month period to not exceed $200,000.

Such amendment will enable the Company to make grants under the Plan to directors, employees (including officers), independent contractors, and other persons who provide services to us.

Required Vote

Proposal 3 will be approved if the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the proposal vote for approval of Proposal 3. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against Proposal 3. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against Proposal 3.

The Board recommends a vote FOR approval of the Amendment to Equity Incentive Plan to (a) increase the number of shares authorized for issuance under the 2013 Equity Incentive Plan to 22,610,000 shares of the Company’s common stock, which represents approximately 20% of our issued and outstanding common stock; (b) increase the limitation on individual grants of (i) Options or Stock Appreciation Rights during any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code with respect to more than 5,000,000 shares of Company common stock or (ii) Restricted Shares, Performance Units and/or Performance Shares in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in shares of the Company common stock with respect to more than 5,000,000 shares of Company common stock; and (c) add a new Section 2.3 to the Plan to establish the maximum dollar value of awards granted under the Plan to any one non-employee director during any 12-month period to not exceed $200,000.

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PROPOSAL 4

APPROVAL OF THE ISSUANCE OF RESTRICTED SHARES OF COMMON STOCK TO A DIRECTOR OF THE COMPANY AND OPTIONS TO PURCHASE RESTRICTED SHARES OF THE COMPANY’S COMMON STOCK (INCLUDING RESTRICTED SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH OPTIONS), IN EACH CASE PURSUANT TO THE SECOND ADDITIONAL AGREEMENT

Overview

On January 21, 2016, the Company entered into a Second Additional Agreement, as amended on April 14, 2016 (the “Second Additional Agreement”) with Kenges Rakishev, an accredited investor (the “Investor”). The Second Additional Agreement further modified the terms of the Original Agreement. Mr. Rakishev is a director of the Company.

The Second Additional Agreement provided for the second and final round of $910,000 equity financing to the Company contemplated by the Original Agreement in consideration for, subject to the Company’s stockholders approval within 180 days from the date hereof (the “Stockholders Approval”), the issuance by the Company to the Investor of (i) 4,664,275 restricted shares of the Company’s common stock (the “Restricted Shares”) based on $0.1951 per share, equal to the closing trading price of the Company Common Stock reported on The NASDAQ Capital Market on January 20, 2016, the trading date immediately preceding the date when the Investor and the Company committed to the transactions contemplated in the Second Additional Agreement; and (ii) options to purchase 4,664,275 restricted shares of the Company’s common stock on the terms set forth in the Investor’s Form of Option to Purchase Shares of Restricted Common Stock (the “Restricted Options”).

Each Restricted Option will expire on the fifth (5th) annual anniversary of the date of the Second Additional Agreement and shall be exercisable (prior to its expiration) into one (1) Restricted Share at the exercise price equal to $0.2146 (which is 110% of the closing trading price of the Company Common Stock reported on The NASDAQ Capital Market on January 20, 2016, the trading date immediately preceding the date when the Investor and the Company committed to the transactions contemplated in the Second Additional Agreement). The Investor may elect to exercise his Restricted Options through a cashless exercise, in which case the Investor would receive upon such exercise the “net number” of shares of Company common stock determined according to the formula set forth in the Restricted Option.

The Company intends to use the proceeds from the sale of the Restricted Shares and the Restricted Options for general working capital purposes.

In the event that the Stockholders Approval is not obtained within 180 days from the date Second Additional Agreement, the Investor and the Company agreed that at the Investor’s election, (i) the purchase price for the Restricted Shares and the Restricted Options shall be automatically amended to be equal to the product of (x) 4,664,275 and (y) the sum of $0.1951 and $0.125, in which case the Investor will have paid to the Company the difference between such price and the previously paid purchase price for the Restricted Shares and the Restricted Options and the purchase price for the Restricted Shares and the Restricted Options, (ii) the number of Restricted Shares and the Restricted Options issuable to the Investor will be adjusted to be equal to the quotient determined by dividing (I) $910,000 by (II) $0.3201, or (iii) the Restricted Options will not be issued and the Investor will be issued the number of Restricted Shares calculated on the basis of $0.1951 per share purchase price.

Why We Need Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market. As a result, we are subject to NASDAQ’s rules and regulations. Under NASDAQ Listing Rule 5635, we are required to obtain stockholder approval prior to the issuance to the Investor of the Restricted Shares, the Restricted Options and the shares of Common Stock to be issued in connection with the exercise of the Restricted Options, each pursuant to the terms of the Second Additional Agreement.

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If the stockholders do not approve this Proposal 4, then, at the Investor’s election, (i) the purchase price for the Restricted Shares and the Restricted Options shall be automatically amended to be equal to the product of (x) 4,664,275 and (y) the sum of $0.1951 and $0.125, in which case the Investor will have paid to the Company the difference between such price and the previously paid purchase price for the Restricted Shares and the Restricted Options and the purchase price for the Restricted Shares and the Restricted Options, (ii) the number of Restricted Shares and the Restricted Options issuable to the Investor will be adjusted to be equal to the quotient determined by dividing (I) $910,000 by (II) $0.3201, or (iii) the Restricted Options will not be issued and the Investor will be issued the number of Restricted Shares calculated on the basis of $0.1951 per share purchase price.

In addition, if the stockholders do not approve this Proposal 4, then the Company may not issue the Restricted Shares and/or the Restricted Options (or the restricted shares of the Company’s common stock issuable upon exercise of the Restricted Options) if the aggregate number shares of Company’s common stock issued to the Investor under the Second Additional Agreement at any time exceed 19.99% of the total number of shares of Company common stock issued and outstanding or of the voting power, unless NASDAQ provides the appropriate waiver of Listing Rule 5635.

Moreover, if the stockholders do not approve this Proposal 4, then it may be difficult for the Company to arrange financing from the Investor and others in the future to the extent it becomes necessary again for the Company to secure urgent financing to meet its working capital requirements.

Required Vote of Stockholders

Approval of this Proposal 4 requires the affirmative vote of a majority of our capital stock represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 4. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them “FOR” this Proposal 4.

The Board recommends a vote “FOR” the proposal to authorize the issuance of Common Stock and options to purchase Common Stock to a director of the Company pursuant to the Second Additional Agreement, including upon exercise of certain options.

PROPOSAL 5

APPROVAL OF THE ISSUANCE OF RESTRICTED SHARES OF COMMON STOCK TO OLEG FIRER IN LIEU OF AND IN SATISFACTION OF ACCRUED AND UNPAID COMPENSATION DUE TO HIM

Overview

On December 3, 2015, in reliance on applicable exemption from the securities laws registration requirements and subject to the Company shareholders’ approval for purposes of compliance with the Nasdaq Rule 5635(c), the compensation committee of the Board approved and authorized the issuance of 5,791,717 restricted shares of the Company common stock (subject to Rule 144 of the 1933 Securities Act, as amended) to Oleg Firer, the Chief Executive Officer of the Company, in lieu of and in satisfaction of (unless the Company shareholders’ approval for such issuance is not obtained by the end of the Company’s fiscal year 2016) accrued and unpaid compensation due to him in the amount of $1,042,509 (the “Accrued Cash Compensation”). Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained until the end of the Company’s fiscal year 2016, in which case Oleg Firer will be entitled to the Accrued Cash Compensation.

Why We Need Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market. As a result, we are subject to NASDAQ’s rules and regulations. Under NASDAQ Listing Rule 5635, we are required to obtain stockholder approval prior to the issuance to Oleg Firer of such restricted shares.

If the stockholders do not approve this Proposal 5, then such restricted shares will not be issued and will be deemed forfeited.

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Moreover, if the stockholders do not approve this Proposal 5, then it may be difficult for the Company to incentivize its executive officers or encourage qualified persons to seek and accept employment with the Company and its subsidiaries and to become and remain directors of the Company.

Required Vote of Stockholders

Approval of this Proposal 5 requires the affirmative vote of a majority of our capital stock represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 5. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them “FOR” this Proposal 5.

The Board recommends a vote “FOR” the proposal to authorize the issuance of 5,791,717 restricted shares of Company common stock to Oleg Firer in lieu of and in satisfaction of accrued and unpaid compensation due to him.

PROPOSAL 6

APPROVAL OF THE ISSUANCE OF RESTRICTED SHARES OF COMMON STOCK TO OLEG FIRER AS A PERFORMANCE BONUS

Overview

On December 3, 2015, in reliance on applicable exemption from the securities laws registration requirements and subject to the Company shareholders’ approval for purposes of compliance with the Nasdaq Rule 5635(c), the compensation committee of the Board awarded to Oleg Firer, the Chief Executive Officer of the Company, 3,750,000 restricted shares of the Company common stock as performance bonus. Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained until the end of the Company’s fiscal year 2016.

Why We Need Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market. As a result, we are subject to NASDAQ’s rules and regulations. Under NASDAQ Listing Rule 5635, we are required to obtain stockholder approval prior to the issuance to Oleg Firer of such restricted shares.

If the stockholders do not approve this Proposal 6, then such restricted shares will not be issued and will be deemed forfeited.

Moreover, if the stockholders do not approve this Proposal 6, then it may be difficult for the Company to incentivize its executive officers or encourage qualified persons to seek and accept employment with the Company and its subsidiaries and to become and remain directors of the Company.

Required Vote of Stockholders

Approval of this Proposal 6 requires the affirmative vote of a majority of our capital stock represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 6. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them “FOR” this Proposal 6.

The Board recommends a vote “FOR” the proposal to authorize the issuance of 3,750,000 restricted shares of Company common stock to Oleg Firer as a performance bonus.

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PROPOSAL 7

APPROVAL OF THE ISSUANCE OF RESTRICTED SHARES OF COMMON STOCK TO STEVEN WOLBERG AS PERFORMANCE BONUS

Overview

On December 3, 2015, in reliance on applicable exemption from the securities laws registration requirements and subject to the Corporation shareholders’ approval for purposes of compliance with the Nasdaq Rule 5635(c), the Compensation Committee awarded to Steven Wolberg, the Chief Legal Officer of the Company, 1,000,000 restricted shares of the Company common stock as performance bonus. Such restricted shares will be not issued and will be deemed forfeited if such shareholders’ approval is not obtained until the end of the Corporation’s fiscal year 2016.

Why We Need Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market. As a result, we are subject to NASDAQ’s rules and regulations. Under NASDAQ Listing Rule 5635, we are required to obtain stockholder approval prior to the issuance to Steven Wolberg of such restricted shares.

If the stockholders do not approve this Proposal 7, then such restricted shares will not be issued and will be deemed forfeited.

Moreover, if the stockholders do not approve this Proposal 7, then it may be difficult for the Company to incentivize its executive officers or encourage qualified persons to seek and accept employment with the Company and its subsidiaries and to become and remain directors of the Company.

Required Vote of Stockholders

Approval of this Proposal 7 requires the affirmative vote of a majority of our capital stock represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 7. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them “FOR” this Proposal 7.

The Board recommends a vote “FOR” the proposal to authorize the issuance of 1,000,000 restricted shares of Company common stock to Steven Wolberg as performance bonus.

PROPOSAL 8

APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s stockholders to vote on an advisory (non-binding) basis regarding the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with the rules promulgated by the Securities and Exchange Commission (“SEC”). Accordingly, we are providing a vote on the resolution set forth below as required by the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The principal objectives of our executive compensation programs are to attract, retain, and motivate talented executives, reward strong business results and performance, and align the executive’s interests with stockholder interests.

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We believe that the Company’s executive compensation programs have been effective in incentivizing the achievement of our positive results. We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to express your views regarding our fiscal year 2016 executive compensation policies and procedures for named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this Proxy Statement.

Accordingly, we recommend that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the summary compensation tables and related narrative information set forth in this proxy statement.

Although this is an advisory vote that will not be binding on the compensation committee or the Board, we will carefully review the results of the vote.

We currently hold our say-on-pay vote every three years and the next vote will be in 2019. Stockholders will have an opportunity to cast an advisory vote on the frequency of say-on-pay votes at least every six years. The next advisory vote on the frequency of the say-on-pay vote will occur no later than 2019.

Required Vote of Stockholders

Approval of this Proposal 8 requires the affirmative vote of a majority of our capital stock represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 8. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them “FOR” this Proposal 8.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Shareholder proposals intended to be presented at the 2017 annual meeting of shareholders must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160, generally no later than December 30, 2016 in order to receive consideration for inclusion in the Company's 2017 proxy materials. However, if next year's annual meeting is to be held more than 30 days before or 30 days after the anniversary of this year's annual meeting, shareholder proposals must be received a reasonable time before we begin to print and mail our 2017 proxy materials. Any such shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

Notice of proposals to be considered at next year's meeting but not included in the proxy statement must meet the requirements set forth in the Company's bylaws, including providing all of the information specified in the bylaws. The notice must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160. Each proposal submitted must be a proper subject for shareholder action at the meeting. The notice generally must be received not less than 60 days nor more than 90 days prior to the first anniversary of this year's annual meeting. However, if next year's annual meeting is to be held more than 30 days before or 60 days after the anniversary of this year's annual meeting, notice must be received no later than the later of 70 days prior to the date of the meeting or the 10th day following the Company's public announcement of next year's annual meeting date.

OTHER MATTERS

EACH PERSON SOLICITED MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITH EXHIBITS) FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 2015, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY SENDING A WRITTEN REQUEST TO THE ATTENTION OF THE SECRETARY OF THE COMPANY, AT THE COMPANY'S EXECUTIVE OFFICES LOCATED AT 3363 NE 163RD STREET, SUITE 705, NORTH MIAMI BEACH, FLORIDA 33160.

35

Appendix "A"

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK TO 400 MILLION SHARES

Net Element, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.             The Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on October 2, 2012 (the "Original Certificate").

2.             The Corporation amended and restated the Original Certificate by filing the Corporation's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 2, 2012 (the "Amended and Restated Certificate").

3.             The Corporation amended the Amended and Restated Certificate by filing an amendment thereto with the Secretary of State of the State of Delaware on December 5, 2013, on December 16, 2014 and on June 15, 2015 (together with the Amended and Restated Certificate, the “Certificate.”)

4.             This Certificate of Amendment amends the provisions of the Certificate.

5.             Article IV Section A of the Certificate is hereby amended and restated in its entirety to be and read as follows:

"ARTICLE IV: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 401,000,000 shares consisting of:

1. 400,000,000 shares of Common Stock, with a par value of $0.0001 per share (the “Common Stock”); and

2. 1,000,000 shares of Preferred Stock, with a par value of $0.01 per share (the “Preferred Stock”). "

6.             Pursuant to resolution of the Board of Directors of the Corporation setting forth this proposed amendment of the Certificate, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration and approval, among other agenda items, of this proposed amendment, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

7.             This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

8.             All other provisions of the Certificate shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this ____ day of __________, 20___.

NET ELEMENT, INC., a Delaware corporation

By:
Name:
Title:

Appendix "B"

AMENDMENT

TO NET ELEMENT, INC.

2013 EQUITY INCENTIVE PLAN

THIS AMENDMENT amends the Net Element, Inc. (the “Company”) 2013 Equity Incentive Plan, as amended (the “Plan”).

The Plan is hereby amended, effective as of __________ 20__, as follows:

1.             The first sentence of Section 2.2 of the Plan is hereby amended and restated in its entirety to be and read as follows: “The maximum aggregate number of shares of Common Stock available to be awarded under the Plan is 22,610,000 shares of Common Stock (subject to adjustment pursuant to Article 14 hereof).”

2.             New Section 2.3 is hereby added to Article 2 of the Plan as follows: “2.3 Limitations on Grants to Non-Employee Directors.  Notwithstanding any provision in this Plan document to the contrary, the maximum dollar value of awards granted to any one Participant who is a non-employee director during any 12-month period shall not exceed $200,000.”

3.             The second sentence of Section 5.4 of the Plan is hereby amended and restated in its entirety to be and read as follows: “Solely for purposes of determining whether shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 22,610,000 shares of Common Stock, subject to adjustment provided in Article 14.”

4.             Section 13.5 of the Plan is hereby amended and restated in its entirety to be and read as follows: “13.5 Limitations on Grants to Individual Participants. Subject to adjustment as provided in Article 14, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) with respect to more than 5,000,000 shares of Common Stock or (ii) Restricted Shares, Performance Units and/or Performance Shares in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares of Common Stock with respect to more than 5,000,000 shares of Common Stock (the "Limitations"). In addition to the foregoing, the maximum dollar value that may be earned by any Participant in any 12-month period with respect to Performance Units or Performance Shares that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $1,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.”

5.             All other provisions of the Plan shall remain in full force and effect.

6.             This Amendment was approved by the Board of Directors of the Company on [________], 2016 and by the holders of a majority of the Company’s outstanding shares of capital stock on [_________], 2016.

IN WITNESS WHEREOF, the Company has caused this amendment to be signed this ____ day of __________, 20___.

NET ELEMENT, INC., a Delaware corporation

By:
Name:
Title:

NET ELEMENT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

June 13, 2016

Notice of Internet Availability of Proxy Materials

Proxy materials relating to the Annual Meeting of Shareholders are available at http://www.cstproxy.com/netelement/2016

The undersigned shareholder(s) of Net Element, Inc., a Delaware corporation (the "Company"), hereby appoint(s) Oleg Firer and Jonathan New, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of the Company that the undersigned is/are entitled to vote at the Annual Meeting of Shareholders of the Company to be held be held on June 13, 2016, at 11:00 am, local time, at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160 and any adjournment or postponement of that meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE COMPANY'S DIRECTOR NOMINEES, FOR PROPOSALS 2, 3, 4, 5, 6, 7 and 8.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors Nominees		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ________________________________
01 Oleg Firer 02 Kenges Rakishev 03 William Healy	04 James Caan 05 Drew J. Freeman 06 Howard Ash

The Board of Directors recommends that you vote FOR the following proposal:

2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase authorized common stock to 400 million.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

3. To approve an amendment to the Company’s 2013 Equity Incentive Plan, as amended (the “Plan”), to (a) increase the number of shares authorized for issuance under the Plan to 22,610,000 shares of the Company’s common stock, which represents approximately 20% of our issued and outstanding common stock; (b) increase the limitation on individual grants of (i) Options or Stock Appreciation Rights (each as defined in the Plan) during any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Internal Revenue Code with respect to more than 5,000,000 shares of Company common stock or (ii) Restricted Shares, Performance Units and/or Performance Shares (each as defined in the Plan) in any 12-month period that are intended to comply with the performance-based exception under Section 162(m) of the Internal Revenue Code and are denominated in shares of the Company common stock with respect to more than 5,000,000 shares of Company common stock; and (c) add a new Section 2.3 to the Plan to establish the maximum dollar value of awards granted under the Plan to any one non-employee director during any 12-month period to not exceed $200,000.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

4. To approve the issuance by the Company of restricted shares of Common Stock and options to purchase restricted shares of the Company’s common stock (including restricted shares of Common Stock issuable upon the exercise of such options) issuable pursuant to the terms of that certain Second Additional Letter Agreement, dated January 21, 2016, as amended, by and between the Company and Kenges Rakishev, an accredited investor and director of the Company, as required by and in accordance with NASDAQ Listing Rule 5635.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

5. To approve the issuance by the Company of 5,791,717 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer, in lieu of and in satisfaction of accrued and unpaid compensation due to him in the amount of $1,042,509, as required by and in accordance with NASDAQ Listing Rule 5635	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

6. To approve the issuance by the Company of 3,750,000 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

7. To approve the issuance by the Company of 1,000,000 restricted shares of Common Stock to the Company’s Chief Legal Officer, Steven Wolberg as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends that you vote FOR the following proposal:

8. To approve, on an advisory basis, the compensation of the Company’s named executive officers.	For ☐	Against ☐	Abstain ☐

Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business that may properly come before the annual meeting or any postponement or adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTE: Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by other authorized officer. If a partnership, please sign in partnership name by authorized person.